Exhibit A
AMENDED AND RESTATED
DECLARATION OF TRUST
OF
NUVEEN MULTI-STRATEGY INCOME
AND GROWTH FUND
(formerly known as Nuveen Preferred and
Convertible Income Fund)

This Declaration of Trust establishing
the Nuveen Preferred and Convertible
Income Fund, made on the 27th day of
January 2003 by the initial Trustee
hereunder, is hereby amended and
restated in its entirety as of this 7th
day of May 2007 in order to change
the name of the Trust from Nuveen Preferred
and Convertible Income Fund to Nuveen
Multi-Strategy Income and Growth Fund.
WHEREAS, the Trustee desires to establish
a trust fund for the purposes of carrying
on
the business of a management investment
company; and
WHEREAS, in furtherance of such purposes,
the Trustee and any successor Trustees
elected in accordance with Article V
hereof
are acquiring and may hereafter acquire
assets and properties which they will
hold
and manage as trustees of a Massachusetts
business trust with transferable shares
in
accordance with the provisions
hereinafter
set forth;
NOW, THEREFORE, the Trustees and any
successor Trustees elected in accordance
with Article V hereof hereby declare that
they will hold all cash, securities and
other
assets and properties, which they may
from
time to time acquire in any manner as
Trustees hereunder, IN TRUST, that they
will manage and dispose of the same upon
the following terms and conditions for
the
pro rata benefit of the holders from time
to
time of shares of beneficial interest in
this
Trust as hereinafter set forth.
ARTICLE I
NAME AND DEFINITIONS
Section 1.	Name.  This Trust shall be
known as the Nuveen Multi-Strategy Income
and Growth Fund, and the Trustees shall
conduct the business of the Trust under
that
name or any other name as they may from
time to time determine.
Section 2.	Definitions.  Whenever used
herein, unless otherwise required by the context or specifically provided:
(a) The Trust refers to the Massachusetts
Declaration of Trust, as amended from
time
to time, pursuant to Massachusetts
General
Laws, Chapter 182;

(b) Trustee or Trustees refers to each
signatory to this Declaration of Trust so long as such signatory shall continue in office in accordance with the terms hereof, and all other individuals who at the time in question have been duly elected or appointed and qualified in accordance with Article V hereof and are then in office;
 (c) Shares mean the shares of beneficial interest described in Article IV hereof and include fractions of Shares as well as whole
Shares;
(d) Shareholder means a record owner of
Shares;
(e)The 1940 Act refers to the Investment
Company Act of 1940 (and any successor
statute) and the Rules and Regulations
thereunder, all as amended from time to
time;
(f) The terms Affiliated Person,
Assignment,
Commission, Interested Person, Principal
Underwriter and vote of a majority of the outstanding voting securities shall have the meanings given them in the 1940 Act;
(g)Declaration of Trust or Declaration
shall
mean this Declaration of Trust as amended or restated from time to time; and
(h) By-Laws shall mean the By-laws of the Trust as amended from time to time.
ARTICLE II
NATURE AND PURPOSE OF TRUST
The Trust is a voluntary association
(commonly known as a business trust) of
the
type referred to in Chapter 182 of the
General Laws of the Commonwealth of
Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of a closed-end management investment company and to do any and all acts or things as are necessary, convenient, appropriate incidental or customary in connection therewith, including, without limitation, the following:
to hold, invest, and reinvest its funds, and in connection therewith to hold part of all of its funds in cash, and to purchase or otherwise sell, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon securities and other negotiable or non-negotiable instruments, obligations and evidences of indebtedness created or issued by any person, firms, associations, corporations, syndicates, combinations, and other negotiable or non negotiable instruments, obligation and evidences of indebtedness; and to exercise, as owner or holder of any securities or other instruments, all rights, powers, and privileges in respect thereof; and to do any and all acts and things for the preservation, protection and improvement of any and all such securities or other instruments, and, in general, to conduct the business of a closed-end investment company as that term is defined in the 1940 Act; and
To engage in any lawful act or activity
for
which business trusts may be organized
under Massachusetts law.
The Trust set forth in this instrument
shall
be deemed made in the Commonwealth of
Massachusetts, and it is created under and
 is
to be governed by and construed and
administered according to the laws of
said
Commonwealth. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the
Trust may exercise all powers which are
ordinarily exercised by such a trust. No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of
1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.
The enumeration herewith of the objects
and
purposes of the Trust shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the Trust may lawfully pursue or exercise.
ARTICLE III
REGISTERED AGENT; PRINCIPAL
PLACE OF BUSINESS
The name of the registered agent of the
Trust is CT Corporation System at 101
Federal Street, Boston, Massachusetts.
The
principal place of business of the Trust is 333
West Wacker Drive, Chicago, Illinois
60606.
The Trustees may, without the approval of Shareholders, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV
BENEFICIAL INTEREST
Section 1.	Shares of Beneficial
Interest.
The beneficial interest in the Trust
shall be
divided into such transferable Shares of beneficial interest, of such classes or series, and of such designations and par values
(if
any), and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without Shareholder approval, from time to time. The number of Shares is unlimited and each Share shall be fully paid and nonassessable. There shall be no cumulative voting. Subject to any provision in a Statement (as defined in Section 2 below) to the contrary, the Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust or of the Shareholders of any series or class of Shares, to create and establish
(and to change in any manner) Shares or
any
series or classes thereof with such
preferences, voting powers, rights and
privileges as the Trustees may from time to time determine; to divide or combine the Shares or the Shares of any series or classes thereof into a greater or lesser number including, without limitation, such a division or combination accomplished by means of a stock split or a reverse stock split, without thereby changing their proportionate beneficial interest in the Trust; to classify or reclassify any issued Shares into one or more series or classes of Shares; to abolish any one or more series or classes of Shares; and to take such other action with respect to the
Shares as the Trustees may deem
desirable.

The Shares shall initially be divided
into one
class, a class of an unlimited number of
common Shares, $0.01 par value (the
Common Shares) having the powers,
preferences, rights, qualifications,
limitations and restrictions described
below.
The Trust may also, from time to time,
issue
a class of an unlimited number of
preferred
Shares, $0.01 par value (the Preferred
Shares), having the powers, preferences,
rights, qualifications, limitations and
restrictions described below.
(a)Common Shares.
(i) Subject to the rights of the holders
of the
Preferred Shares, if any, in the event of
the
termination of the Trust the holders of
the
Common Shares shall be entitled to
receive
pro rata the net distributable assets of
the
Trust.
(ii) The holders of the Common Shares
shall
not, as such holders, have any right to
acquire, purchase or subscribe for any
Common Shares or securities of the Trust
which it may hereafter issue or sell,
other
than such right, if any, as the Trustees
in
their discretion may determine.
Subject to the rights of the holders of
(iii) the Preferred Shares, if any,
(iv) dividends or other distributions,
(v) when, as and if declared by the
(vi) Trustees, shall be shared equally
(vii) by the holders of Common Shares
(viii) on a share for share basis.  The
(ix) Trustees may direct that any
(x) dividends or other distributions or
(xi) any portion thereof as declared and
(xii) distributed shall be paid in cash
to
(xiii) the holder, or, alternatively, may
(xiv) direct that any such dividends be
(xv) reinvested in full and fractional
(xvi) Shares of the Trust if such holder
(xvii) elects to have them reinvested.
(iv) The Trustees may hold as treasury
shares (of the same or some other
series),
reissue for such consideration and on
such
terms as they may determine, or cancel
any
Common Shares of any series reacquired by
the Trust at their discretion from time
to
time.  Shares shall not entitle the
Shareholder to any title in or to the
whole or
any part of the Trust.
(v) Common Shares may be issued from time
to time, without the vote of the
Shareholders
(or, if the Trustees in their sole
discretion
deem advisable, with a vote of
Shareholders),
either for cash or for such other
consideration (which may be in any one or
more instances a certain specified
consideration or certain specified
considerations) and on such terms as the
Trustees, from time to time, may deem
advisable, and the Trust may in such
manner acquire other assets (including
the
acquisition of assets subject to, and in
connection with the assumption of
liabilities).
(vi)	The Trust may issue Common Shares
in fractional denominations to the same
extent as its whole Shares, and Shares in fractional denominations shall be Common
Shares having proportionately to the
respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust, but excluding the right to receive a certificate representing fractional
Shares.
(b)Preferred Shares.  If the Trust issues
Preferred Shares, such Shares shall be
issued from time to time in one or more
classes or series with such distinctive
serial
designations and (i) may have such voting powers, full or limited; (ii) may be subject to redemption at such time or times and at such price or prices; (iii) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares; (iv) may have such rights upon the termination of, or upon any distribution of the assets of, the Trust;
(v)
may be made convertible into, or
exchangeable for, Shares of any other
class
or classes or of any other series of the same or any other class or classes of Shares of the

Trust, at such price or prices or at such rates of exchange and with such adjustments;
and
(vi) shall have such other relative,
participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such
Preferred Shares from time to time
adopted
by the Trustees (or a Committee thereof) in accordance with Section 2 of this Article
IV.
Any of such matters may be made dependent upon facts ascertainable outside this
Declaration of Trust, or outside the
resolution or resolutions providing for
the
issue of such Preferred Shares.

Section 2.	Establishment of Class or
Series of Shares.  The establishment and
designation of any class or series of
Shares,
including any Preferred Shares issued
hereunder, shall be effective upon the
adoption of a resolution by a majority of
the
then Trustees (or a Committee thereof)
setting forth such establishment and
designation and the relative rights and
preferences of the Shares of such class
or
series as set forth in a written
statement
either executed by the President or a
Vice
President of the Trust, or executed by a
majority of the Trustees then in office
(the
Statement).  At any time that there are
no
Shares outstanding of any particular
class or
series previously established and
designated,
the Trustees (or a Committee thereof) may
by a majority vote abolish that class or
series
and the establishment and designation
thereof.  Notwithstanding any provision
of this Declaration of Trust to the
contrary, no
such Statement establishing and
designating
any class or series of Shares shall
constitute
an amendment to or a part of this
Declaration of Trust.
Section 3.	Ownership Of Shares.  The
ownership and transfer of Shares shall be
recorded on the books of the Trust or its
transfer or similar agent.  No
certificates
certifying the ownership of Preferred
Shares
shall be issued except as the Trustees
may
otherwise determine from time to time.
The
Trustees may make such rules as they
consider appropriate for the issuance of
Share certificates, transfer of Shares
and
similar matters.  The record books of the
Trust, as kept by the Trust or any
transfer or
similar agent of the Trust, shall be
conclusive as to who are the holders of
the
Shares and as to the number of Shares
held
from time to time by each Shareholder.
Section 4.	No Preemptive Rights, Etc.
The holders of Shares of any class or
series
shall not, as such holders, have any
right to
acquire, purchase or subscribe for any
Shares or securities of the Trust which
it
may hereafter issue or sell, other than
such
right, if any, as the Trustees in their
discretion may determine.  The holders of
Shares of any class or series shall have
no
appraisal rights with respect to their
Shares
and, except as otherwise determined by
resolution of the Trustees in their sole
discretion, shall have no exchange or
conversion rights with respect to their
Shares.
Section 5.	Status of Shares and
Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and to have become a party thereto. The death of a
Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust.
Ownership of property shall not entitle
the
Shareholder to any title in or to the
whole or
any part of the Trust Property or right
to call
for a partition or division of the same
or for
an accounting.Neither the Trustees, nor
any officer, employee or agent of the
Trust
shall have any power to bind any
Shareholder personally or to call upon
any
Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.
ARTICLE V
THE TRUSTEES
Section 1.Management of the Trust.The
business and affairs of the Trust shall
be
managed by the Trustees, and they shall
have all powers necessary and desirable
to
carry out that responsibility.

Section 2.	Qualification and Number.
Each Trustee shall be a natural person.
A
Trustee need not be a shareholder, a
citizen
of the United States, or a resident of
the
Commonwealth of Massachusetts. By the
vote or consent of the initial Trustee,
or by a
majority vote or consent of the Trustees as
may subsequently then be in office, the
Trustees may fix the number of Trustees
at a
number not less than two (2) nor more
than
fifteen (15) and may fill the vacancies
created by any such increase in the
number
of Trustees.  Except as determined from
time
to time by resolution of the Trustees, no
decrease in the number of Trustees shall
have the effect of removing any Trustee
from
office prior to the expiration of his
term, but
the number of Trustees may be decreased
in
conjunction with the removal of a Trustee
pursuant to Section 4 of ArticleV.
Section 3.	Term and Election. Each
Trustee shall hold office until the next
meeting of Shareholders called for the
purpose of considering the election or re
election of such Trustee or of a
successor to
such Trustee, and until his successor is
elected and qualified, and any Trustee
who is
appointed by the Trustees in the interim to
fill a vacancy as provided hereunder
shall
have the same remaining term as that of
his
predecessor, if any, or such term as the
Trustees may determine.  Any vacancy
resulting from a newly created
Trusteeship
or the death, resignation, retirement,
removal, or incapacity of a Trustee may
be
filled by the affirmative vote or consent
of a
majority of the Trustees then in office.
Section 4.	Resignation and Removal.  Any
Trustee may resign his trust or retire as
a
Trustee (without need for prior or
subsequent accounting except in the event
of
removal) by an instrument in writing
signed
by him and delivered or mailed to the
Chairman, if any, the President or the
Secretary and such resignation or retirement
shall be effective upon such delivery, or
at a
later date according to the terms of the
instrument.  Any Trustee may be removed
from office only for Cause (as
hereinafter
defined) and only (i) by action of at
least
sixty six and two thirds percent (66
2 3%) of
the outstanding Shares of the class or
classes
of Shares that elected such Trustee, or
(ii) by
written instrument, signed by at least
sixty-
six and two thirds percent (66 2 3 %) of
the
remaining Trustees, specifying the date
when such removal shall become effective.
Cause shall require willful misconduct,
dishonesty, fraud or a felony conviction.
Section 5.	Vacancies.  The death,
declination, resignation, retirement,
removal, or incapacity, of the Trustees,
or
any one of them, shall not operate to
annul
the Trust or to revoke any existing
agency
created pursuant to the terms of this
Declaration of Trust.  Whenever a vacancy
in
the number of Trustees shall occur, until
such vacancy is filled as provided
herein, or
the number of Trustees as fixed is
reduced,
the Trustees in office, regardless of
their
number, shall have all the powers granted
to
the Trustees, and during the period
during
which any such vacancy shall occur, only
the
Trustees then in office shall be counted
for
the purposes of the existence of a quorum
or
any action to be taken by such Trustees.
Section 6.	Ownership of Assets of the
Trust. The assets of the Trust shall be
held
separate and apart from any assets now or
hereafter held in any capacity other than
as
Trustee hereunder by the Trustees or any
successor Trustees.  All of the assets of
the
Trust shall at all times be considered as
automatically vested in the Trustees as
shall
be from time to time in office.  Upon the
resignation, retirement, removal,
incapacity
or death of a Trustee, such Trustee shall
automatically cease to have any right,
title
or interest in any of the Trust property,
and
the right, title and interest of such
Trustee
in the Trust property shall vest
automatically in the remaining Trustees.
Such vesting and cessation of title shall
be
effective without the execution or
delivery of
any conveyancing or other instruments.
No
Shareholder shall be deemed to have a
severable ownership in any individual
asset
of the Trust or any right of partition or
possession thereof.
Section 7.	Voting Requirements.  In
addition to the voting requirements
imposed
by law or by any other provision of this
Declaration of Trust, the provisions set
forth
in this Article V may not be amended,
altered or repealed in any respect, nor
may
any provision inconsistent with this
Article V
be adopted, unless such action is
approved by
the affirmative vote of the holders of at
least
sixty six and two thirds percent (66
2 3%) of
the outstanding Common Shares, provided
however that if there are then Preferred
Shares outstanding, then such vote shall
be
by the affirmative vote of the holders of
at
least sixty six and two thirds percent
(66
2 3%) of the outstanding Common Shares
and outstanding Preferred Shares, voting
together as a single class.  In the event
the
holders of Common Shares or the holders
of
Preferred Shares, as the case may be, are
required by law or by any other provision
of
this Declaration of Trust to approve such
an
action by a class vote of such holders,
such
action must be approved by the holders of
at
least sixty six and two thirds percent
(66
2 3%) of such holders or such lower
percentage as may be required by law or
by
any other provision of this Declaration
of  Trust.

ARTICLE VI
POWERS OF TRUSTEES
Section 1.	Powers.  The Trustees in all
instances shall have full, absolute and
exclusive power, control and authority
over
the Trust assets and the business and
affairs
of the Trust to the same extent as if the Trustees were the sole and absolute owners thereof in their own right. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. In construing the provisions of this Declaration of Trust, there shall be a presumption in favor of the grant of power and authority to the Trustees.
Subject to any applicable limitation in
this
Declaration or any Statement relating to the issuance of Preferred Shares, the
Trustees
shall have power and authority:

(a) To invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in securities or interests of all kinds, however evidenced, or obligations of all kinds, however evidenced, or rights, warrants, or contracts to acquire such securities, interests, or obligations, of any private or public company, corporation, association, general or limited partnership, trust or other enterprise or organization, foreign or domestic, or issued or guaranteed by any national or state government, foreign or domestic, or their agencies, instrumentalities
or subdivisions (including but not
limited to,
bonds, debentures, bills, time notes and all other evidences of indebtedness);
negotiable
or non-negotiable instruments; any and
all
options and futures contracts;
derivatives or
structured securities; government
securities
and money market instruments (including
but not limited to, bank certificates of deposit, finance paper, commercial paper, bankers acceptances, and all kinds of repurchase agreements) and, without limitation, all kinds and types of financial instruments;
(b) To adopt By Laws not inconsistent
with
this Declaration of Trust providing for
the
conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;
(c)To elect and remove such officers and appoint and terminate such agents as they consider appropriate;
(d) To employ one or more banks or trust companies as custodian of any assets of the
Trust subject to any conditions set forth in this Declaration of Trust or in the By
Laws;
(e) To retain one or more transfer agents and shareholder servicing agents;
(f) To provide for the distribution of
interests
of the Trust either through a principal
underwriter in the manner hereinafter
provided for or by the Trust itself or
both;
(g) To set record dates for any purposes;
(h) To delegate such authority as they
consider desirable to any officers of the Trust and to any investment adviser, investment subadviser, transfer agent, custodian or underwriter or other independent contractor of agent;
(i) Subject to Article IX, Section 1
(ii) hereof, to
merge, or consolidate the Trust with any other corporation, association, trust or other organization; or to sell, convey, transfer, or lease all or substantially all of the assets of the Trust;
(j) To vote or give assent, or exercise
any
rights of ownership, with respect to
stock or
other securities or property; and to
execute
and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;
(k) To exercise powers and rights of
subscription or otherwise which in any
manner arise out of ownership of
securities;
(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trusts name or in the name of a custodian or a nominee or nominees;
(m)To authorize the issuance from time to time of one or more classes or series of Shares, and to issue, sell, repurchase, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the
Trust other than Shares;
(n)To set apart, from time to time, out
of any
funds of the Trust a reserve or reserves for any proper purpose, and to abolish any such reserve;
(o) To consent to or participate in any
plan
for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the
Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;
(p) To compromise, arbitrate, or
otherwise
adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(q) To make distributions of income and
of
capital gains to shareholders;
(r)To borrow money; to issue notes, paper or other evidences of indebtedness; to pay interest or other fees in connection with any borrowing or indebtedness; and to pledge, mortgage, or hypothecate the assets of the
Trust;
(s) To lend money or other assets of the Trust;
(t) To establish, from time to time, a
minimum total investment for
shareholders,
and to require the redemption of the
Shares
of any shareholders whose investment is
less
than such minimum upon such terms as
shall be established by the Trustees;
(u) To join with other security holders
in
acting through a committee, depositary,
voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the
Trustees shall deem proper;
(v) To purchase and pay for out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action have been taken or omitted by any such
person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, whether or not any such action may be determined to constitute negligence, and whether or not the Trust would have the power to indemnify such person against such liability; and
(w) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration of Trust shall be final and conclusive and shall be binding upon the Trust and every holder at any time of Shares, including, but not limited to the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest
or other sources for any period and the
amount of assets at any time legally
available for the payment of dividends or distributions; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been
paid
or discharged); the market value, or any quoted price to be applied in determining the market value, of any security or any other asset owned or held by the Trust; the fair value of any security for which quoted prices are not readily available, or of any other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share;
any matter relating to the acquisition,
holding and depositing of securities and other assets by the Trust; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, a borrowing, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of, any securities, and any matter relating to the issue, sale, redemption, repurchase, and/or other acquisition or disposition of Shares of the Trust. No provision of this Declaration of Trust shall be effective to protect or purport to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Section 2.Manner of Acting, By-Laws.
The By-Laws shall make provision from
time
to time for the manner in which the
Trustees
may take action, including, without
limitation, at meetings within or without Massachusetts, including meetings held by means of a conference telephone or other communications equipment, or by written consents, the quorum and notice, if any, that shall be required for any meeting or other action, and the delegation of some or all of the power and authority of the Trustees to any one or more committees which they may appoint from their own number, and terminate, from time to time.


ARTICLE VII
EXPENSES OF THE TRUST
The Trustees shall have the power to
reimburse themselves from the Trust
property for their expenses and
disbursements, to pay reasonable
compensation to themselves from the Trust property, and to incur and pay out of the Trust property any other expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration of Trust, or to exercise any of the powers of the Trustees hereunder.
ARTICLE VIII
INVESTMENT ADVISER, PRINCIPAL
UNDERWRITERS AND

TRANSFER AGENT
Section 1.	Investment Adviser.  The
Trust
may enter into a written contract with
one or
more persons (which term shall include
any
firm corporation, trust or association), hereinafter referred to as the Investment
Adviser, to act as investment adviser to the
Trust and as such to perform such
functions
as the Trustees may deem reasonable and
proper, including, without limitation,
investment advisory, management,
research,
valuation of assets, clerical and
administrative functions.  Any such
contract
shall be subject to the approval of those persons required by the 1940 Act to approve such contract, and shall be terminable at any time upon not more than 60 days notice by resolution of the Trustees or by vote of a majority of the outstanding voting shares.
Subject to the provisions of Section 4 of this
Article VIII, any such contract may be
made
with any firm or corporation in which any Trustee of the Trust may be interested.
The
compensation of the Investment Adviser
may
be based upon a percentage of the net
proceeds of the initial public offering
of the
Shares after payment of underwriting
discounts and organization and offering
costs, a percentage of the income or
gross
realized or unrealized gain of the Trust, or a combination thereof, or otherwise, as may be provided in such contract.
Upon the termination of any contract with Nuveen Institutional Advisory Corp. or any corporation affiliated with Nuveen
Investments, acting as investment adviser or manager, the Trustees are hereby authorized to promptly change the name of the Trust to a name which does not include Nuveen or any approximation or abbreviation thereof.
The Trustees may, subject to applicable
requirements of the 1940 Act, including
those relating to shareholder approval,
authorize the investment adviser to
employ
one or more sub-advisers from time to
time
to perform such of the acts and services of

the investment adviser, and upon such
terms
and conditions, as may be agreed upon
between the investment adviser and sub
adviser.
Section 2.	Principal Underwriter.  The
Trust may enter into a written contract
or
contracts with an underwriter or
underwriters or distributor or
distributors
whereby the Trust may either agree to
sell
Shares to the other party or parties to
the
contract or appoint such other party or
parties its sales agent or agents for
such
Shares.  Any such contract may provide
that
the Trust shall pay such other party or
parties such amounts as the Trustees may
in
their discretion deem reasonable and
proper,
and may also provide that such other
party
or parties may enter into selected dealer
agreements with registered securities
dealers to further the purpose of the
distribution of the Shares.  Subject to
the
provisions of Section 4 of this Article
VIII,
any such contract may be made with any
firm or corporation, including, without
limitation, the Investment Adviser or an
affiliate of the Investment Advisor, or
any
firm or corporation in which any Trustee
of
the Trust or the Investment Adviser may
be
interested.
Section 3.	Transfer Agent.  The Trustees
may in their discretion from time to time
enter into one or more transfer agency
and
shareholder service contract(s,) whereby
the
other party shall undertake, to furnish
the
Trustees with transfer agency and
shareholder services.  The contract shall
be
on such terms and conditions as the
Trustees
may in their discretion determine not
inconsistent with the provisions of this
Declaration or Trust or of the By-Laws.
Such services  may be provided by one or
more entities.
Section 4.	Parties To Contract.  Any
contract of the character described in
Sections 1 and 2 of this Article VIII or in
Article X hereof may be entered into with any corporation, firm, partnership, trust or association, including, without limitation, the investment adviser, any investment sub adviser or an affiliate of the investment adviser or investment sub-adviser, although one or more of the Trustees or officers of the
Trust may be an officer, director,
trustee,
shareholder, or member of such other
party
to the contract, or otherwise interested in such contract and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such
relationship
for any loss or expense to the Trust
under or
by reason of said contract or accountable
for
any profit realized directly or
indirectly
therefrom, provided that the contract
when
entered into was not inconsistent with
the
provisions of this Article VIII, Article
X, or
the By-Laws.  The same person (including
a
firm, corporation, partnership, trust or
association) may be the other party to
contracts entered into pursuant to
Sections
1, 2 and 3 above or Article X, and any
individual may be financially interested
or
otherwise affiliated with persons who are
parties to any or all of the contracts
mentioned in this Section 4.
ARTICLE IX
SHAREHOLDERS VOTING POWERSAND
MEETINGS
Section 1.	Voting Powers.  The
Shareholders shall have power to vote
only:
(a) for the election or removal of
Trustees
(b)  as provided in Article V, (b) with
(c) respect to any investment advisory or
(d) management contract as provided in
(e) Article VIII, Sections 1 and 5, (c)
with
(f) respect to any termination of the
(g) Trust or any series or class thereof
to
(h) the extent and as provided in Article
(i) XIII, Section 1, (d) with respect to
any
(j) amendment of this Declaration of
(k) Trust to the extent and as provided
in
(l) Article XIII, Section 4, (e) with
respect
(m) to a merger or consolidation of
(n) the Trust or any series or class
thereof
(o) with any corporation, association,
trust or other organization or a
(p)
(q) reorganization of the Trust or class
or
(r) series thereof, or a sale, lease or
(s) transfer of all or substantially all
of
(t) the assets of the Trust or any series
(u) thereof (other than in the regular
(v) course of the Trust's investment
(w) activities) to the extent and as
(x) provided in this Article IX, Section
1,
(y) (f) to the same extent as the
(z) shareholders of a Massachusetts
(aa) business corporation as to
(bb) whether or not a court action,
(cc) proceeding or claim should be
(dd) brought or maintained
(ee) derivatively or as a class action
(ff) on behalf of the Trust or the
(gg) shareholders, provided, however
(hh) that a shareholder of a particular
class or series shall not be
(jj) entitled to bring any derivative or
(kk) class action on behalf of any
(ll) other class or series of the Trust,
and
(mm) (g) with respect to such
(nn) additional matters relating to
(oo) the Trust as may be required by
(pp) law, the 1940 Act, this
(qq) Declaration of Trust, the By-
(rr) Laws of the Trust, any
(ss) Statement relating to the
(tt) issuance of classes or series of
shares,
(uu) or any registration of the Trust
(vv) with the Commission or any
(ww) State, or otherwise as the
(xx) Trustees may consider
(yy) necessary or desirable.
The affirmative vote of the holders of
at least sixty-six and two-thirds
percent (66-2/3%) of the outstanding
Common Shares shall be required to
 approve, adopt or authorize (i) a
conversion
 of the Trust from a closed-end
investment
 company to an open-end investment
 company, (ii) a merger or consolidation
of
 the Trust or a series or class of the
Trust
 with any corporation, association, Trust
or
 other organization or a reorganization
of the
 Trust or a series of class of the Trust,
(iii) a
 sale, lease or transfer of all or
substantially
 all of the assets of the Trust (other
than in
 the regular course of the Trusts
investment
 activities), or (iv) a termination of
the Trust
 or a class or a series of the Trust
(other than
 a termination by the Trustees as
provided
 for in Section 1 of Article  XIII
hereof),
 unless in each and every case such
action
 has previously been approved, adopted or
 authorized by the affirmative vote of
 two-thirds of the total number of
Trustees
 fixed in accordance with this
Declaration of
 Trust or the By-Laws, in which case the
 affirmative vote of the holders of at
least a
 majority of the outstanding Common
Shares
 shall be required, provided however,
that if
 there are then Preferred Shares
 outstanding, the affirmative vote of the
 holders of at least sixty-six and
two-thirds
 percent (66-2/3%) of the outstanding
 Common Shares and outstanding Preferred
 Shares, voting as a single class, shall
be
 required unless in each and every case
such
 action has previously been approved,
 adopted or authorized by the affirmative
 vote of two-thirds of the total number
of
 Trustees fixed in accordance with this
 Declaration of Trust or the By-Laws,
 which case the affirmative vote of the
 holders of at least a majority of the
 outstanding Common Shares and Preferred
 Shares, voting as a single class, shall
be
 required; provided further, that where
only
 a particular class or series is
effected, only
 the required vote by the applicable
class or
 series shall be required, and provided
 further that except as may otherwise be
 required by law, if there are then
Preferred
 Shares outstanding, in the case of the
 conversion of the Trust from a
closed-end
 investment company to an open-end
 investment company, or in the case of
any of
 the foregoing transactions constituting
a
 plan or reorganization (as such term is
used
 in the 1940 Act) which adversely affects
the
 Preferred Shares within the meaning of
 Section 18(a)(2)(D) of the 1940 Act,
 approval,
 adoption or authorization of the action
in
 question will also require the
affirmative
 vote of the holders of sixty-six and
 two-thirds percent (66-2/3%) of the
 Preferred Shares voting as a separate
class;
 provided, however, that such separate
class
 vote shall be a majority vote if the
action in
 question has previously been approved,
 adopted or authorized by the affirmative
 vote of two-thirds of the total number
of
 Trustees fixed in accordance with this
 Declaration of Trust or the By-Laws.
 Nothing contained herein shall be
construed
 as requiring approval of Shareholders
for
 any transaction, whether deemed a
merger,
 consolidation, reorganization or
otherwise
 whereby the Trust issues Shares in
 connection with the acquisition of
assets
 (including those subject to liabilities)
from
 any other investment company or similar
 entity).
In addition to the voting requirements
imposed by law or by any other provision
of
this Declaration of Trust, the provisions
set
forth in this Article IX may not be
amended,
altered or repealed in any respect, nor
may
any provision inconsistent with this
Article
IX be adopted, unless such action is
approved
by the affirmative vote of the holders or
at
least sixty-six and two-thirds percent
(66-2/3%) of the outstanding Common
Shares, or if there are then outstanding
Preferred Shares, by the affirmative vote
of
the holders or at least sixty-six and
two-thirds percent (66-2/3%) of the
outstanding Common Shares, and
outstanding Preferred Shares, voting as a
single class.  In the event the holders
of
Common Shares or the holders of Preferred
Shares, as the case may be, are required
by
law to approve such an action by a class
vote
of such holders, such action must be
approved by the, holders of at least
sixty-six
and two-thirds percent (66 2/3%) of (such
holders or such lower percentage as may
be
required by law.  Any series of a class
which
is adversely affected in a manner
different
from other series of the same class shall
together with any other series of the
same
class adversely affected in the same
manner,
be treated as a separate class under this
Section 1.
Section 2.	Meetings.  Meetings of the
Shareholders may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.
Meetings of the Shareholders shall be
held at
such place within the United States as
shall
be fixed by the Trustees, and stated in
the
notice of the meeting. Meetings of the
Shareholders may be called by the
Trustees
and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to vote. Shareholders shall be entitled to at least ten days written notice of any meeting, except where the meeting is an adjourned meeting and the date, time and place of the meeting were announced at the time of the adjournment.

Section 3.	Quorum and Action.  (a) The
Trustees shall set in the By-Laws the
quorum required for the transaction of
business by the Shareholders at a
meeting,
which quorum shall in no event be less
than
thirty percent (30%) of the Shares
entitled to
vote at such meeting.  If a quorum is
present
when a duly called or held meeting is
convened, the Shareholders present may
continue to transact business until
adjournment, even though the withdrawal
of
a number of Shareholders originally present
leaves less than the proportion or number
otherwise required for a quorum.
Notwithstanding the foregoing, when
holders
of Preferred Shares are entitled to elect
any
of the Trustees by class vote of such
holders,
the holders of 33 1/3% of such Shares
entitled to vote at a meeting shall
constitute
a quorum for the purpose of such an
election.The Shareholders shall take
action by the affirmative vote of the
holders of a
majority, except in the case of the
election of
Trustees which shall only require a
plurality,
of the Shares present in person or by
proxy
and entitled to vote at a meeting of
Shareholders at which a quorum is
present,
except as may be otherwise required by,
any
provision of this Declaration of Trust,
any
resolution of the Trustees which
authorizes
the issuance of Preferred Shares, or the
By-Laws.
Section 4.	Voting. Each whole Share

Shall be entitled to one vote as to any
matter on
which it is entitled to vote and each
fractional Share shall be entitled to a
proportionate fractional vote, except
that
Shares held in the treasury of the Trust
shall
not be voted.  There shall be no
cumulative
voting in the election of Trustees or on
any
other matter submitted to a vote of the
Shareholders.  Shares may be voted in
person or by proxy.  Until Shares are
issued,
the Trustees may exercise all rights of
Shareholders and may take any action
required or permitted by law, this
Declaration of Trust or the By-Laws of
the
Trust to be taken by Shareholders.
Section 5.	Action by Written Consent in
Lieu of Meeting of  Shareholders.  Any
action required or permitted to be taken
at a
meeting of the Shareholders may be taken
without a meeting by written action
signed
by all of the Shareholders entitled to
vote on
that action.  The written action is
effective
when it has been signed by all of those
Shareholders, unless a different
effective
time is provided in the written action.
ARTICLE X
CUSTODIAN
All securities and cash of the Trust
shall be
held by one or more custodians and
subcustodians, each meeting the
requirements for a custodian contained in
the 1940 Act, or shall otherwise be held
in
accordance with the 1940 Act.  The
Trustees
may also authorize the custodian to
employ
one or more sub-custodians from time to
time
to perform such of the acts and services
of
the custodian, and upon such terms and
conditions, as may be agreed upon between
the custodian and such sub-custodians,
and
approved by the Trustees, provided that
in
every case such sub-custodian shall meet
the
requirements for a custodian contained in
the 1940 Act and the rules and
regulations
thereunder and in any applicable state
Securities or blue sky laws.
ARTICLE XI
DISTRIBUTIONS
The Trustees may in their sole discretion
from time to time declare and pay such
dividends and distributions to
shareholders
as they may deem necessary or desirable,
after providing for actual and accrued
expenses and liabilities (including such
reserves as the Trustees may establish)
determined in accordance with this
Declaration of Trust and good accounting
practices.
ARTICLE XII
LIMITATION OF LIABILITY AND
INDEMNIFICATION
Section 1.	Limitation of Liability.  No
personal liability for any debt or
obligation of
the Trust shall attach to any Trustee of
the
Trust.  Without limiting the foregoing, a
Trustee shall not be responsible for or
liable
in any event for any neglect or
wrongdoing of
any officer, agent, employee, investment
adviser, sub-adviser, principal
underwriter
or custodian of the Trust, nor shall any
Trustee be responsible or liable for the
act or
omission of any other Trustee.  Nothing
contained herein shall protect any
Trustee
against any liability to which such
Trustee
would otherwise be subject by reason of
willful misfeasance, bad faith, gross,
negligence or reckless disregard of the
duties
involved in the conduct of his office.
Every note, bond, contract, instrument,
certificate, Share or undertaking and
every
other act or thing whatsoever executed or
done by or on behalf of the Trust or the
Trustees or any of them in connection
with
the Trust shall be conclusively deemed to
have been executed or done only in or
with
respect to their or his capacity as
Trustees or
Trustee and neither such Trustees or
Trustee nor the Shareholders shall be
personally liable thereon.
Every note, bond, contract, instrument,
certificate or undertaking made or issued
by
the Trustees or by any officers or
officer shall
give notice that this Declaration of
Trust is
on file with the Secretary of State of
the
Commonwealth of Massachusetts, shall
recite that the same was executed or made
by or on behalf of the Trust by them as
Trustees or Trustee or as officers or
officer
and not individually and that the
obligations
of such instrument are not binding upon
any
of them or the Shareholders individually
but
are binding only upon the assets and
property of the Trust, and may contain
such
further recitals as they or he may deem
appropriate, but the omission thereof
shall
not operate to bind any Trustees or
Trustee
or officers or officer or Shareholders or
Shareholder individually.
All persons extending credit to,
contracting
with or having any claim against the
Trust
shall look only to the assets of the
Trust for
payment under such credit, contract or
claim; and neither the Shareholders nor
the
Trustees, nor any of the Trusts
officers,
employees or agents, whether past,
present
or future, shall be personally liable
therefor.
Section 2.	Trustees' Good Faith Action,
Expert Advice, No Bond or Surety.  The
exercise by the Trustees of their powers
and
discretions hereunder shall be binding
upon
everyone interested.  A Trustee shall be
liable only for his own willful
misfeasance,
bad faith, gross negligence or reckless
disregard of the duties involved in the
conduct of the office of Trustee, and for
nothing else, and shall not be liable for
errors of judgment or mistakes of fact or
law.
The Trustees may take advice of counsel
or
other experts with respect to the meaning
and operation of this Declaration of
Trust
and their duties as Trustees hereunder,
and
shall be under no liability for any act
or
omission in accordance with such advice
or
for failing to follow such advice.  In
discharging their duties, the Trustees,
when
acting in good faith, shall be entitled
to rely
upon the books of account of the Trust
and
upon written reports made to the Trustees
by any officer appointed by them, any
independent public accountant and (with
respect to the subject matter of the
contract
involved) any officer, partner or
responsible
employee of any other party to any
contract
entered into hereunder.  The Trustees
shall
not be required to give any bond as such,
nor
any surety if a bond is required.
Section 3.	Liability of Third Persons
Dealing with Trustees.   No person
dealing
with the Trustees shall be bound to make
any inquiry concerning the validity of
any
transaction made or to be made by the
Trustees or to see to the application of
any
payments made or property transferred to
the Trust or upon its order.
Section 4.	Indemnification.  Subject to
the
exceptions and limitations contained in
this
Section 4, every person who is, or has
been, a
Trustee, officer, employee or agent of
the
Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a Covered Person), shall be indemnified by the
Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided
hereunder to a Covered Person:against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or in the event
of a settlement or other
disposition not involving a final
adjudication
(as provided in paragraph (a) or (b)) and resulting in a payment by a Covered
Person,
unless there has been either a
determination
that such Covered Person did not engage
in
willful misfeasance, bad faith, gross
negligence or reckless disregard of the
duties
involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:
(i)by a vote of a majority of the
Disinterested Trustees acting on the
matter
(provided that a majority of the
Disinterested Trustees then in office act on the matter); or by written opinion of independent legal counsel.
The rights of indemnification herein
provided may be insured against by
policies
maintained by the Trust, shall be
severable,
shall not affect any other rights to
which any
Covered Person may now or hereafter be
entitled, shall continue as to a person
who
has ceased to be such a Covered Person
and

shall inure to the benefit of the heirs,
executors and administrators of such a
person.  Nothing contained herein shall
affect any rights to indemnification to
which
Trust personnel other than Covered
Persons
may be entitled by contract or otherwise
under law.
Expenses of preparation and presentation
of
a defense to any claim, action, suit or
proceeding subject to a claim for
indemnification under this Section 4
shall be
advanced by the Trust prior to final
disposition thereof upon receipt of an
undertaking by or on behalf of the
recipient
to repay such amount if it is ultimately
determined that he is not entitled to
indemnification under this Section 4,
provided that either:
(a)	such undertaking is secured by a
surety bond or some other appropriate
security or the Trust shall be insured
against
losses arising out of any such advances;
or
(b)a majority of the Disinterested
Trustees acting on the matter (provided
that
a majority of the Disinterested Trustees
then
in office act on the matter) or
independent
legal counsel in a written opinion shall
determine, based upon a review of the
readily available facts (as opposed to a
full
trial type inquiry), that there is reason
to
believe that the recipient ultimately
will be
found entitled to indemnification.
As used in this Section 4, a
Disinterested
Trustee is one (x) who is not an
Interested
Person of the Trust (including anyone, as
such Disinterested Trustee, who has been
exempted from being an Interested Person
by any rule, regulation or order of the
Commission), and (y) against whom none of
such actions, suits or other proceedings
or
another action, suit or other proceeding
on
the same or similar grounds is then or
has
been pending.
As used in this Section 4, the words
claim,
action, suit or proceeding shall apply to
all
claims, actions, suits, proceedings
(civil,
criminal, administrative or other,
including
appeals), actual or threatened; and the
words
liability and expenses shall include
without
limitation, attorneys fees, costs,
judgments,
amounts paid in settlement, fines,
penalties
and other liabilities.
Section 5.	Shareholders.  No personal
liability for any debt or obligation of
the
Trust shall attach to any Shareholder or
former Shareholder of the Trust.  In case
any
Shareholder or former Shareholder of the
Trust shall be held to be personally
liable
solely by reason of his being or having
been a
Shareholder and not because of his acts
or
omissions, or for some other reason, the
Shareholder or former Shareholder (or his
heirs, executors, administrators or other
legal representatives or in the case of a
corporation or other entity, its
corporate or
other general successor) shall be
entitled out
of the assets of the Trust to be held
harmless
from and indemnified against all loss and
expense arising from such liability;
provided,
however, there shall be no liability or
obligation of the Trust arising hereunder
to
reimburse any Shareholder for taxes paid
by
reason of such Shareholders ownership of
any Share or for losses suffered by
reason of
any changes in value of any Trust assets.
The Trust shall, upon request by the
Shareholder or former Shareholder, assume
the defense of any claim made against the
Shareholder for any act or obligation of
the
Trust and satisfy any judgment thereon.
ARTICLE XIII
MISCELLANEOUS
Section 1.	Termination of Trust.  (a)
Unless terminated as provided herein, the
Trust shall continue, without limitation
of
time.  Except as may be set forth in any
Statement relating to the issuance of
Preferred Shares, the Trust, or any class
or
series thereof may be terminated at any
time
by the Trustees by written notice to the
Shareholders without a vote of the
shareholders of the Trust, or the class
or
series as the case may be, or by the
affirmative vote of the shareholders
entitled
to vote at least sixty-six and two-thirds
percent (66 2/3%) of the outstanding
Common Shares, in the case of the
termination of the Trust, or by the
effected
class or series as the case may be in the
event of the termination of a class or
series,
unless such action has previously been
approved, adopted or authorized by the
affirmative vote of two-thirds of the
total
number of Trustees fixed in accordance
with
this Declaration of Trust or the By-Laws,
 in
which case the affirmative vote of the
holders of at least a majority of the
outstanding Common Shares or the
applicable class or series as the case
may be,
shall be required, provided however that
if
there are then outstanding Preferred
Shares,
such vote with respect to the termination
of
the Trust shall be by the affirmative
vote of
the shareholders entitled to vote at
least
sixty-six and two-thirds percent
(66 2/3%) of
the outstanding Common Shares and
Preferred Shares, voting as a single
class,
unless such action has previously been
approved, adopted or authorized by the
affirmative vote of two-thirds of the
total
number of Trustees fixed in accordance
with
this Declaration of Trust or the By-Laws, in
which case the affirmative vote of the
holders of at least a majority of the
outstanding Common Shares and Preferred
Shares voting as a single class shall be
required.
Upon termination of the Trust or any
series
or class thereof, after paying or
otherwise
providing for all charges, taxes,
expenses and
liabilities, whether due or accrued or
anticipated, as may be determined by the
Trustees, the Trust shall, in accordance
with
such procedures as the Trustees consider
appropriate, reduce the remaining assets
of
the Trust or the applicable series or
class to
distributable form in cash or other
securities,
or any combination thereof, and
distribute
the proceeds to the holders of Preferred
Shares, if any, in the manner set forth
by
resolution of the Trustees, and to the
holders
of Common Shares held by such holders on
the date of termination in the event of a
termination of the Trust, or to
Shareholders
of the applicable series or class, as the
case
may be.
Section 2.	Filing of Copies, References,
Headings.  The original or a copy of this
instrument, each amendment hereto and any
Statement authorized by Article III,
Section
2 hereof shall be kept in the office of
the
Trust where it may be inspected by any
Shareholder.  A copy of this Declaration
and
of each amendment and Statement shall be
filed by the Trustees with the Secretary
of
State of the Commonwealth of
Massachusetts, as well as any other
governmental office where such filing may
from time to time be required, provided,
however, that the failure to so file will
not
invalidate this Declaration or an
properly
authorized amendment or Statement.
Anyone dealing with the Trust may rely on
a
certificate by an officer or Trustee of
the
Trust as to whether or not any such
amendments have been made or Statements
authorized and as to any matters
connection with the Trust hereunder, and
with the same effect as if it were the
original, may rely on a copy certified by
an
officer or Trustee of the Trust to be a
copy of
this instrument or of any such amendments
or Statements. In this instrument or in
such amendment, references to this
instrument, and all expressions like
herein,
hereof and hereunder, shall be deemed to
refer to this instrument as a whole and
as
amended or affected by any such
amendment.  Headings are placed herein
for
convenience of reference only, and in
case of
rather than the headings, shall control.
This
instrument may be executed in any number
of counterparts, each of which shall be
deemed an original.
Section 3.	Trustees May Resolve
Ambiguities. The Trustees may construe
any
of the provisions of this Declaration
insofar
as the same may appear to be ambiguous or
inconsistent with any other provisions
hereof, and any such construction hereof
by
the Trustees in good faith shall be
conclusive
as to the meaning to be given to such
provisions.
Section 4.	Amendments.  Except as
otherwise specifically provided in this
Declaration of Trust, this Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees with the consent of shareholders holding more than fifty percent
(50%) of Shares entitled to vote.  In
addition
notwithstanding any other provision to
the
contrary contained in this Declaration of Trust, the Trustees may amend this Declaration of Trust without the vote or consent of shareholders (i) at any time if the
Trustees deem it necessary in order for
the
Trust or any series or class thereby to
meet
the requirements of applicable Federal or State laws or regulations, or the requirements of the regulated investment company provisions of the Internal
Revenue
Code, (ii) change the name of the Trust
or to
supply any omission, cure any ambiguity
or
cure, correct or supplement any defective or inconsistent provision contained herein, or
(iii) for any reason at any time before a registration statement under the
Securities
Act of 1933, as amended, covering the
initial
public offering of Shares has become
effective.

IN WITNESS WHEREOF, the undersigned,
being a majority of the Trustees of the
Trust,
have executed this instrument as of this 7th day of May 2007.



/s/ Timothy R. Schwertfeger
/s/ Robert P. Bremner _
Timothy R. Schwertfeger,
Robert P. Bremner
as Trustee
as Trustee
333 West Wacker Drive333 West Wacker
Drive Chicago, Illinois 60606 Chicago,
Illinois  60606


/s/ Lawrence H. Brown_/s/ Jack B. Evans
Lawrence H. Brown,Jack B. Evans,
  as Trustee as Trustee
333 West Wacker Drive 333 West Wacker
Drive
Chicago, Illinois 60606 Chicago, Illinois
60606


/s/ William C. Hunter   _/s/ David J.
 Kundert
_William C. Hunter, David J. Kundert,
  as Trustee  as Trustee
333 West Wacker Drive333 West Wacker
Drive Chicago, Illinois 60606 Chicago,
Illinois  60606

/s/ William J. Schneider /s/ Judith M.
Stockdale ____
William J. Schneider, Judith M.
Stockdale,
  as Trustee  as Trustee
333 West Wacker Drive 333 West Wacker
Drive Chicago, Illinois 60606 Chicago,
Illinois  60606

/s/ Carole E. Stone  /s/ Eugene S.
 Sunshine _
Carole E. Stone, Eugene S. Sunshine,
  as Trustee  as Trustee
333 West Wacker Drive 333 West Wacker
Drive Chicago, Illinois 60606 Chicago,
Illinois  60606





STATE OF ILLINOlS	)
 SS.
COUNTY OF COOK	)

Then personally appeared the above-named persons who are known to me to be Trustees of the Trust whose names and signatures are affixed to the foregoing instrument and who acknowledged the same to be their free act and deed, before me this 7th day of May
2007.


OFFICIAL SEAL
Virginia L. Corcoran/s/ Virginia L.
Corcoran
Notary Public, State of Illinois Notary
Public
My Commission Expires:  10/27/09

-69-

BUSDOCS:1260596.1


BUSDOCS:1260596.1